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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


           Date of Report (Date of earliest reported) August 12, 2002
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                               E*TRADE Group, Inc.
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             (Exact name of registrant as specified in its chapter)


           Delaware                  1-11921                 94-2844166
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(State or other jurisdiction       (Commission             (IRS Employer
      of incorporation             File Number)         Identification No.)



      4500 Bohannon Drive, Menlo Park, California             94025
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        (Address of principal executive offices)            (Zip Code)



Registrant's telephone number, including area code (650) 331-6000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS

     (c)   Exhibits

     99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings

     99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings


ITEM 9: REGULATION FD DISCLOSURE

     On August 12, 2002, pursuant to the Securities and Exchange Commission Order No. 4-460, the Company's Chief Executive Officer and Chief Financial Officer furnished their certifications of the Company's Exchange Act filings, in the form prescribed by the SEC and without qualification. As required in Order 4-460, the certifications apply to the Company's Form 10-K filed on April 1, 2002, the Company's Forms 10-Q filed on May 15, 2002 and August 12, 2002, the Company's proxy statement filed on April 30, 2002 and all Form 8-Ks filed after April 1, 2002. The Company is attaching hereto copies of these statements as Exhibits 99.1 and 99.2.




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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2002                     E*TRADE GROUP, INC.


                                           By:  /s/ Russell S. Elmer
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                                                    Russell S. Elmer
                                                 Assistant Corporate Secretary


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                                 EXHIBIT INDEX


99.1 Statement under oath of principal executive officer regarding facts and circumstances relating to Exchange Act filings

99.2 Statement under oath of principal financial officer regarding facts and circumstances relating to Exchange Act filings